Exhibit 10.9

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

dated as of April 1, 2014

among

GYP HOLDINGS III CORP.

as Borrower,

GYP HOLDINGS II CORP.

as Holdings,

the other Grantors party hereto,

CREDIT SUISSE AG,
as Senior Priority Representative for the First Lien Credit Agreement Secured Parties,

CREDIT SUISSE AG,
as Second Priority Representative for the Second Lien Credit Agreement Secured Parties,

and

each additional Representative from time to time party hereto

TABLE OF CONTENTS

PAGE

ARTICLE 1
DEFINITIONS

Section 1.01. Certain Defined Terms	1
Section 1.02. Terms Generally	14

ARTICLE 2
PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

Section 2.01. Subordination	15
Section 2.02. Nature of Claims	15
Section 2.03. Prohibition on Contesting Liens	16
Section 2.04. No New Liens	16
Section 2.05. Perfection of Liens	17

ARTICLE 3
ENFORCEMENT

Section 3.01. Exercise of Remedies	17
Section 3.02. Cooperation	20
Section 3.03. Actions Upon Breach	20

ARTICLE 4
PAYMENTS

Section 4.01. Application of Proceeds	20
Section 4.02. Payments Over	21

ARTICLE 5
OTHER AGREEMENTS

Section 5.01. Releases	21
Section 5.02. Insurance and Condemnation Awards	23
Section 5.03. Certain Amendments	23
Section 5.04. Rights as Unsecured Creditors	26
Section 5.05. Gratuitous Bailee for Perfection	27
Section 5.06. When Discharge of Senior Priority Obligations Deemed to Not Have Occurred	29
Section 5.07. Purchase Right	30

ARTICLE 6
INSOLVENCY OR LIQUIDATION PROCEEDINGS

Section 6.01. Financing Issues	30

i

ii

ANNEX I	—	Form of Grantor Supplement
ANNEX II	—	Form of Second Priority Representative Supplement
ANNEX III	—	Form of Senior Priority Representative Supplement

iii

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of April 1, 2014 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time accordance with the terms hereof, this “Agreement”), among GYP HOLDINGS III CORP., a Delaware corporation (or any successor thereof) (the “Borrower”),  GYP HOLDINGS II CORP., a Delaware corporation (or any successor thereof) (“Holdings”), the other Grantors (as defined below) party hereto, CREDIT SUISSE AG (“CS”) as Representative for the First Lien Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Administrative Agent”), CS as Representative for the Second Lien Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Second Lien Administrative Agent”), and each additional Senior Priority Representative and Second Priority Representative that from time to time becomes a party hereto pursuant to Section 8.09 hereof.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the First Lien Administrative Agent (for itself and on behalf of the First Lien Credit Agreement Secured Parties), the Second Lien Administrative Agent (for itself and on behalf of the Second Lien Credit Agreement Secured Parties) and each Additional Senior Priority Representative (for itself and on behalf of the Additional Senior Secured Parties under the applicable Additional Senior Priority Debt Facility) and each Additional Second Priority Representative (for itself and on behalf of the Additional Second Priority Secured Parties under the applicable Additional Second Priority Debt Facility) agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01.                          Certain Defined Terms.  Capitalized terms used but not otherwise defined herein have the meanings set forth in the First Lien Credit Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“ABL/Term Intercreditor Agreement” means the ABL/Term Intercreditor Agreement dated as of the date hereof by and among Wells Fargo Bank, N.A., as the ABL Agent (as defined therein), Credit Suisse AG, as the Initial First Lien Term Agent (as defined therein), Credit Suisse AG, as the Initial Second Lien Term Agent (as defined therein), Holdings, the Borrower and the other parties thereto as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“ABL Debt Documents” has the meaning set forth in the ABL/Term Intercreditor Agreement.

“Additional Debt” means any Additional Senior Priority Debt and any Additional Second Priority Debt.

“Additional Debt Parties” means (i) in the case of any Additional Senior Priority Debt Facility, the Additional Senior Secured Parties thereunder or (ii) in the case of any Additional Second Priority Debt Facility, the Additional Second Priority Secured Parties thereunder.

“Additional Debt Representative” means (i) in the case of any Additional Senior Priority Debt Facility, the Additional Senior Priority Representative thereunder or (ii) in the case of any Additional Second Priority Debt Facility, the Additional Second Priority Representative thereunder.

“Additional Second Priority Debt” means any Indebtedness that is issued or guaranteed by the Borrower, Holdings and/or any other Grantor (other than Indebtedness constituting Second Lien Credit Agreement Obligations) which Indebtedness and Guarantees are secured by Liens on the Second Priority Collateral (or a portion thereof) having the same priority (but without regard to control of remedies, other than as provided by the terms of the applicable Second Priority Debt Documents) as the Liens securing the Second Lien Credit Agreement Obligations (including, for the avoidance of doubt, any such Indebtedness that Refinances in full the Indebtedness outstanding under the Second Lien Credit Agreement); provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each Senior Priority Debt Document, Second Priority Debt Document and ABL Debt Document, (ii) the conditions set forth in Section 8.09 hereof shall have been satisfied with respect to such Indebtedness and (iii) the Representative for the holders of such Indebtedness shall have become party to (A) this Agreement pursuant to Section 8.09 hereof, (B) the Second Lien Intercreditor Agreement and (C) the ABL/Term Intercreditor Agreement; provided, further, that, if such Indebtedness will be the initial Additional Second Priority Debt incurred after the Closing Date, then the Grantors, the Second Lien Administrative Agent and the Representative for such Indebtedness shall have executed and delivered the Second Lien Intercreditor Agreement.  Additional Second Priority Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Grantors issued in exchange therefor.

“Additional Second Priority Debt Documents” means, with respect to any series, issue or class of Additional Second Priority Debt, the promissory notes, credit agreements, loan agreements, note purchase agreements, indentures or other operative agreements evidencing or governing such Indebtedness or the Liens securing such Indebtedness, including the Second Priority Collateral Documents.

“Additional Second Priority Debt Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional Second Priority Debt.

“Additional Second Priority Obligations” means, with respect to any series, issue or class of Additional Second Priority Debt, (a) all advances to, and debts, liabilities, obligations, covenants and duties of, Holdings, the Borrower or any other Grantor arising under or with respect to any such Additional Second Priority Debt, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees, which accrue after the commencement of any Bankruptcy Case or which would accrue but for the operation of Debtor Relief Laws, whether or not allowed or allowable as a claim in any such proceeding, (b) all other amounts payable to the related Additional Second Priority Secured Parties under the related Additional Second Priority Debt Documents and (c) any renewals or extensions of the foregoing.

“Additional Second Priority Representative” means the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Second Priority Debt Facility that is named as the Representative in respect of such Additional Second Priority Debt Facility in the applicable Joinder Agreement.

“Additional Second Priority Secured Parties” means, with respect to any series, issue or class of Additional Second Priority Debt, the holders of such Indebtedness or any other related Additional Second Priority Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Additional Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any other Grantor under any related Additional Second Priority Debt Documents.

“Additional Senior Priority Debt” means any Indebtedness that is issued or guaranteed by the Borrower, Holdings and/or any other Grantor (other than Indebtedness constituting First Lien Credit Agreement Obligations) which Indebtedness and Guarantees are secured by Liens on the Senior Priority Collateral (or a portion thereof) having the same priority (but without regard to control of remedies) as the Liens securing the First Lien Credit Agreement Obligations (including, for the avoidance of doubt, any such Indebtedness that Refinances in full the Indebtedness outstanding under the First Lien Credit Agreement); provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each Senior Priority Debt Document, Second Priority Debt Document and ABL Debt Document, (ii) the conditions set forth in Section 8.09 hereof shall have been satisfied with respect to such Indebtedness and (iii) the Representative for the holders of such Indebtedness shall have become party to (A) this Agreement pursuant to Section 8.09 hereof, (B) the First Lien Intercreditor Agreement and (C) the ABL/Term Intercreditor Agreement; provided, further, that, if such Indebtedness will be the initial Additional Senior Priority Debt incurred after the Closing Date, then the Grantors, the First Lien Administrative Agent and the Representative for such Indebtedness shall have executed and delivered the First Lien Intercreditor Agreement.  Additional Senior Priority Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Grantors issued in exchange therefor.

“Additional Senior Priority Debt Documents” means, with respect to any series, issue or class of Additional Senior Priority Debt, the promissory notes, credit agreements, loan agreements, note purchase agreements, indentures, or other operative agreements evidencing or governing such Indebtedness or the Liens securing such Indebtedness, including the Senior Priority Collateral Documents.

“Additional Senior Priority Debt Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional Senior Priority Debt.

“Additional Senior Priority Debt Obligations” means, with respect to any series, issue or class of Additional Senior Priority Debt, (a) all advances to, and debts, liabilities, obligations, covenants and duties of, Holdings, the Borrower or any other Grantor arising under or with respect to any such Additional Senior Priority Debt, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees, which accrue after the commencement of any Bankruptcy Case or which would accrue but for the operation of Debtor Relief Laws, whether or not allowed or allowable as a claim in any such proceeding, (b) all other amounts payable to the related Additional Senior Secured Parties under the related Additional Senior Priority Debt Documents and (c) any renewals or extensions of the foregoing.

“Additional Senior Priority Representative” means the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Priority Debt Facility that is named as the Representative in respect of such Additional Senior Priority Debt Facility in the applicable Joinder Agreement.

“Additional Senior Secured Parties” means, with respect to any series, issue or class of Additional Senior Priority Debt, the holders of such Indebtedness or any other related Additional Senior Priority Debt Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Additional Senior Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any other Grantor under any related Additional Senior Priority Debt Documents.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Debtor Relief Law.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Closing Date” means April 1, 2014.

“Collateral” means the Senior Priority Collateral and the Second Priority Collateral.

“Collateral Documents” means the Senior Priority Collateral Documents and the Second Priority Collateral Documents.

“Computer Software” means all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Copyrights” means all copyrights, including, without limitation, copyrights in Computer Software, internet web sites and the content thereof, whether registered or unregistered.

“CS” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Debt Facility” means any Senior Priority Debt Facility and any Second Priority Debt Facility.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Designated Second Priority Representative” means (i) the Second Lien Administrative Agent, so long as the Second Priority Debt Facility under the Second Lien Credit Agreement is the only Second Priority Debt Facility under this Agreement, (ii) the “Administrative Agent” (or like term) under any Second Priority Debt Facility that Refinances in full the Indebtedness outstanding under the Second Lien Credit Agreement, so long as the Second Priority Debt Facility under such Second Priority Debt Facility is the only Second Priority Debt Facility under this Agreement, and (iii) at any time when clause (i) or (ii) does not apply, the “Applicable Authorized Representative” (or like term as defined in the Second Lien Intercreditor Agreement) at such time.

“Designated Senior Priority Representative” means (i) the First Lien Administrative Agent, so long as the Senior Priority Debt Facility under the First Lien Credit Agreement is the only Senior Priority Debt Facility under this Agreement, (ii) the “Administrative Agent” (or like term) under any Senior Priority Debt Facility that Refinances in full the Indebtedness outstanding under the First Lien Credit Agreement, so long as the Senior Priority Debt Facility under such Senior Priority Debt Facility is the only Senior Priority Debt Facility under this Agreement, and (iii) at any time when clause

(i) or (ii) does not apply, the “Applicable Authorized Representative” (or like term as defined in the First Lien Intercreditor Agreement) at such time.

“DIP Cap Amount” means, at any time, an amount equal to (A) 115% of the sum of (i) $390,000,000 plus (ii) the aggregate principal amount of Indebtedness of the Borrower and its Subsidiaries (and unutilized commitments in respect thereof) constituting Indebtedness for borrowed money incurred in accordance with Section 2.12(a) of the First Lien Credit Agreement (and not in excess of the amount permitted under such provision on the date hereof) (or in accordance with any corresponding provision of any Additional Senior Priority Debt Document that Refinances in full the Indebtedness outstanding under the First Lien Credit Agreement) outstanding at such time plus (iii) the aggregate principal amount of Permitted Other First Lien Indebtedness (or comparable term in any Additional Senior Priority Debt Document that Refinances in full the Indebtedness outstanding under the First Lien Credit Agreement) of the Borrower and its Subsidiaries (and unutilized commitments in respect thereof) constituting Indebtedness for borrowed money incurred pursuant to Section 7.03(s) of the First Lien Credit Agreement (and not in excess of the amount permitted under such provision on the date hereof) (or pursuant to any corresponding provision of any Additional Senior Priority Debt Document that Refinances in full the Indebtedness outstanding under the First Lien Credit Agreement) outstanding at such time plus (B) 100% of Senior Hedge Obligations outstanding at such time plus (C) the aggregate amount of all unpaid accrued interest, paid in kind amounts and premium on any Indebtedness constituting Senior Priority Obligations then outstanding plus (D) the aggregate amount of fees and expenses incurred by Holdings, the Borrower and its Subsidiaries in connection with the incurrence of any Indebtedness constituting Senior Priority Obligations then outstanding.

“DIP Financing” has the meaning assigned to such term in Section 6.01 hereof.

“Discharge” means, with respect to any Shared Collateral and any Debt Facility, the date on which such Debt Facility and the Senior Priority Obligations or Second Priority Obligations thereunder, as the case may be, are no longer secured by such Shared Collateral pursuant to the terms of the documentation governing such Debt Facility.  The term “Discharged” shall have a corresponding meaning.

“Discharge of First Lien Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the First Lien Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of First Lien Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such First Lien Credit Agreement Obligations with an Additional Senior Priority Debt Facility secured by such Shared Collateral under one or more Additional Senior Priority Debt Documents which has been designated in writing by the “Administrative Agent” (under the First Lien Credit Agreement so Refinanced) to the Designated Senior Priority Representative as the “First Lien Credit Agreement” for purposes of this Agreement, to the extent such Refinancing is permitted hereunder.

“Discharge of Senior Priority Obligations” means the date on which the Discharge of First Lien Credit Agreement Obligations and the Discharge of each Additional Senior Priority Debt Facility has occurred.

“Disposition” means any sale, assignment, transfer, license, lease or other disposition.

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“Excluded Swap Obligations” means the “Excluded Swap Obligations” (or corresponding defined term) as defined in the First Lien Credit Agreement or in any Additional Senior Priority Debt Document that Refinances in full the Indebtedness outstanding under the First Lien Credit Agreement.

“First Lien Administrative Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor administrative agent and collateral agent as provided in Article IX of the First Lien Credit Agreement.

“First Lien Cap” means the “First Lien Cap” (or corresponding defined term) as defined in the Second Lien Credit Agreement or in any Additional Second Priority Debt Document that Refinances in full the Indebtedness outstanding under the Second Lien Credit Agreement.

“First Lien Credit Agreement” means that certain First Lien Credit Agreement, dated as of April 1, 2014, among the Borrower, Holdings, the lenders from time to time party thereto, CS, as administrative agent and collateral agent, and the other parties thereto.

“First Lien Credit Agreement Loan Documents” means the First Lien Credit Agreement and the other “Loan Documents” as defined in the First Lien Credit Agreement.

“First Lien Credit Agreement Obligations” means the “First Lien Obligations” as defined in the First Lien Credit Agreement.

“First Lien Credit Agreement Secured Parties” means the “Secured Parties” as defined in the First Lien Credit Agreement.

“First Lien Intercreditor Agreement” means a customary intercreditor agreement in form and substance reasonably acceptable to the Senior Priority Representative with respect to each Senior Priority Debt Facility in existence at the time such intercreditor agreement is entered into and the Borrower, and which provides that the Liens securing all Indebtedness covered thereby shall be of equal priority (but without regard to the control of remedies).

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantor Supplement” means a supplement to this Agreement in substantially the form of Annex I.

“Grantors” means the Borrower, Holdings and each Subsidiary that has granted (or purported to grant) a security interest pursuant to any Collateral Document to secure any Secured Obligations.

“Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Indebtedness” has the meaning assigned to such term in the First Lien Credit Agreement.

“Insolvency or Liquidation Proceeding” means:

(a)         any case commenced by or against the Borrower or any other Grantor under any Debtor Relief Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b)         any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c)          any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intellectual Property” means Copyrights, Patents and Trademarks.

“Joinder Agreement” means a supplement to this Agreement in substantially the form of Annex II or Annex III.

“Lien” means any mortgage, lease, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capitalized lease having substantially the same economic effect as any of the foregoing).

“Major Second Priority Representative” means, with respect to any Shared Collateral, the Second Priority Representative of the series of Second Priority Obligations that constitutes the largest outstanding principal amount of any then outstanding series of Second Priority Obligations with respect to such Shared Collateral.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Officer’s Certificate” has the meaning assigned to such term in Section 8.08.

“Patents” means all patents, patent applications and utility models, all inventions and improvements claimed therein and the right to claim any inventions disclosed but unclaimed therein.

“Permitted Other First Lien Indebtedness” has the meaning assigned to such term in the First Lien Credit Agreement as in effect on the date hereof.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a) hereof.

“Proceeds” means the proceeds of any sale, collection or other liquidation of Shared Collateral and any payment or distribution made in respect of Shared Collateral in a Bankruptcy Case and any amounts received by any Senior Priority Representative or any Senior Priority Secured Party from a Second Priority Secured Party in respect of Shared Collateral pursuant to this Agreement or the ABL/Term Intercreditor Agreement.

“Pro Forma Effect” has the meaning assigned to such term in the First Lien Credit Agreement as in effect on the date hereof.

“Purchase Event” has the meaning assigned to such term in Section 5.07 hereof.

“Recovery” has the meaning assigned to such term in Section 6.04 hereof.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other Indebtedness or enter alternative financing arrangements, in exchange or replacement for such Indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers, guarantors and/or grantors, and including in each case, but not limited to, after the original instrument giving rise to such Indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same Guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Representatives” means the Senior Priority Representatives and the Second Priority Representatives.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer of a Grantor and, as to any document delivered on the date hereof, any vice president, secretary or assistant secretary. Any document delivered pursuant to this Agreement that is signed by a Responsible Officer of a Grantor shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Grantor and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Grantor.

“SEC” means the United States Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Lien Administrative Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor administrative agent and collateral agent as provided in Article IX of the Second Lien Credit Agreement.

“Second Lien Cap” means the “Second Lien Cap” as defined in the First Lien Credit Agreement or any corresponding provision of any Additional Senior Priority Debt Document that Refinances in full the Indebtedness outstanding under the First Lien Credit Agreement.

“Second Lien Credit Agreement” means that certain Second Lien Credit Agreement, dated as of April 1, 2014, among Holdings, the Borrower, the lenders from time to time party thereto, CS, as administrative agent and collateral agent, and the other parties thereto.

“Second Lien Credit Agreement Loan Documents” means the Second Lien Credit Agreement and the other “Loan Documents” as defined in the Second Lien Credit Agreement.

“Second Lien Credit Agreement Obligations” means the “Second Lien Obligations” as defined in the Second Lien Credit Agreement.

“Second Lien Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Second Lien Credit Agreement.

“Second Lien Intercreditor Agreement” means a customary intercreditor agreement in form and substance reasonably acceptable to the Second Priority Representative with respect to each Second Priority Debt Facility in existence at the time such intercreditor agreement is entered into and the Borrower, and which provides that the Liens securing all Indebtedness covered thereby shall be of equal priority (but without regard to the control of remedies).

“Second Priority Collateral” means any “Collateral” as defined in any Second Lien Credit Agreement Loan Document or any other Second Priority Debt Document or any other assets of Holdings, the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Obligation.

“Second Priority Collateral Documents” means the “Collateral Documents” as defined in the Second Lien Credit Agreement, the Second Lien Intercreditor Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto) and each of the security agreements and other instruments and documents executed and delivered by Holdings, the Borrower or any other Grantor for purposes of providing collateral security for any Second Priority Obligation.

“Second Priority Debt Documents” means (a) the Second Lien Credit Agreement Loan Documents and (b) any Additional Second Priority Debt Documents.

“Second Priority Debt Facilities” means the Second Lien Credit Agreement and any Additional Second Priority Debt Facilities.

“Second Priority Enforcement Date” means, with respect to any Second Priority Representative, the date which is 180 days (through which 180 day period such Second Priority Representative was the Major Second Priority Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) and (ii) the Designated Senior Priority Representative’s and each other Representative’s receipt of written notice from such Second Priority Representative that (x) such Second Priority Representative is the Major Second Priority Representative and that an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) has occurred and is continuing and (y) the Second Priority Obligations of the series with respect to which such Second Priority Representative is the Second Priority Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Second Priority Debt Document; provided that the Second Priority Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Designated Senior Priority Representative has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time any Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Second Priority Lien” means the Liens on the Second Priority Collateral in favor of Second Priority Secured Parties under the Second Priority Collateral Documents.

“Second Priority Obligations” means the Second Lien Credit Agreement Obligations and any Additional Second Priority Obligations (provided that Second Priority Obligations shall exclude any such obligations the incurrence of which was not permitted under this Agreement and each Senior Priority Debt Document extant at the time of the incurrence or issuance thereof).

“Second Priority Representative” means (i) in the case of any Second Lien Credit Agreement Obligations or the Second Lien Credit Agreement Secured Parties, the Second Lien Administrative Agent and (ii) in the case of any Additional Second Priority Debt Facility and the Additional Second Priority Secured Parties thereunder, the Additional Second Priority Representative in respect thereof.

“Second Priority Secured Parties” means the Second Lien Credit Agreement Secured Parties and any Additional Second Priority Secured Parties.

“Secured Obligations” means the Senior Priority Obligations and the Second Priority Obligations.

“Secured Parties” means the Senior Priority Secured Parties and the Second Priority Secured Parties.

“Senior Hedge Agreement” means the “Secured Hedge Agreement” as defined in the First Lien Credit Agreement or any corresponding provision of any Additional Senior Priority Debt Document that Refinances in full the Indebtedness outstanding under the First Lien Credit Agreement.

“Senior Hedge Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, Holdings, the Borrower or any other Grantor arising under or with respect to any Senior Hedge Agreement, other than Excluded Swap Obligations, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees, which accrue after the commencement of any Bankruptcy Case or which would accrue but for the operation of Debtor Relief Laws, whether or not allowed or allowable as a claim in any such proceeding.  For the avoidance of doubt, Senior Hedge Obligations are currently included in the First Lien Credit Agreement Obligations and may in the future be included in the Additional Senior Priority Debt Obligations.

“Senior Lien” means the Liens on the Senior Priority Collateral in favor of the Senior Priority Secured Parties under the Senior Priority Collateral Documents.

“Senior Priority Cap Amount” means, at any time, an amount equal to (w) 100% of the First Lien Cap, plus (x) 100% of outstanding Senior Hedge Obligations, plus (y) the amount of any unpaid accrued interest, paid in kind amounts and premium on any Indebtedness constituting Senior Priority Obligations then outstanding, plus (z) the aggregate amount of fees and expenses incurred by Holdings, the Borrower and its Subsidiaries in connection with the incurrence of any Indebtedness constituting Senior Priority Obligations then outstanding.

“Senior Priority Collateral” means any “Collateral” as defined in any First Lien Credit Agreement Loan Document or any other Senior Priority Debt Document or any other assets of Holdings, the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Senior Priority Collateral Document as security for any Senior Priority Obligations.

“Senior Priority Collateral Documents” means the “Collateral Documents” as defined in the First Lien Credit Agreement, the First Lien Intercreditor Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto) and each of the security agreements and other instruments and documents executed and delivered by Holdings, the Borrower or any other Grantor for purposes of providing collateral security for any Senior Priority Obligation.

“Senior Priority Debt Documents” means (a) the First Lien Credit Agreement Loan Documents and (b) any Additional Senior Priority Debt Documents.

“Senior Priority Debt Facilities” means the First Lien Credit Agreement and any Additional Senior Priority Debt Facilities.

“Senior Priority Obligations” means the First Lien Credit Agreement Obligations and any Additional Senior Priority Debt Obligations (provided that Senior Priority Obligations shall exclude any such obligations the incurrence of which was not permitted under this Agreement and each Second Priority Debt Document extant at the time of the incurrence or issuance thereof).

“Senior Priority Representative” means (i) in the case of any First Lien Credit Agreement Obligations or the First Lien Credit Agreement Secured Parties, the First Lien Administrative Agent and (ii) in the case of any Additional Senior Priority Debt Facility and the Additional Senior Secured Parties thereunder, the Additional Senior Priority Representative in respect thereof.

“Senior Priority Secured Parties” means the First Lien Credit Agreement Secured Parties and any Additional Senior Secured Parties.

“Shared Collateral” means, at any time, Collateral in which the holders of Senior Priority Obligations under at least one Senior Priority Debt Facility (or their Representatives) and the holders of Second Priority Obligations under at least one Second Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the Senior Priority Debt Facilities, are deemed pursuant to Article 2 to hold a security interest). If, at any time, any portion of the Senior Priority Collateral under one or more Senior Priority Debt Facilities does not constitute Second Priority Collateral under one or more Second Priority Debt Facilities, then such portion of such Senior Priority Collateral shall constitute Shared Collateral only with respect to the Second Priority Debt Facilities for which it constitutes Second Priority Collateral and shall not constitute Shared Collateral for any Second Priority Debt Facility which does not have a security interest in such Collateral at such time.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Senior Priority Secured Party or an affiliate of a Senior Priority Secured Party).

“Trademarks” means all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered, together, in each case, with the goodwill of the business connected with the use thereof and symbolized thereby.

“Uniform Commercial Code” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.

Section 1.02.                          Terms Generally.  The rules of interpretation set forth in Sections 1.02, 1.03 and 1.05 of the First Lien Credit Agreement are incorporated herein mutatis mutandis.

ARTICLE 2
PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

Section 2.01.                          Subordination.  Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted or purported to be granted to any Second Priority Representative or any Second Priority Secured Party on the Shared Collateral or of any Liens granted or purported to be granted to any Senior Priority Representative or any other Senior Priority Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the Uniform Commercial Code, any applicable Law, any Second Priority Debt Document or any Senior Priority Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that (a) any Lien on the Shared Collateral securing any Senior Priority Obligations now or hereafter held by or on behalf of any Senior Priority Representative or any other Senior Priority Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing any Second Priority Obligations and (b) any Lien on the Shared Collateral securing any Second Priority Obligations now or hereafter held by or on behalf of any Second Priority Representative, any Second Priority Secured Party or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any Senior Priority Obligations. All Liens on the Shared Collateral securing any Senior Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing any Second Priority Obligations for all purposes, whether or not such Liens securing any Senior Priority Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

Section 2.02.                          Nature of Claims.  (a) Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges that (x) subject to Section 5.03(c) hereof, the terms of the Senior Priority Debt Documents and the Senior Priority Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the Senior Priority Obligations, or a portion thereof, may be Refinanced from time to time and (y) the aggregate amount of the Senior Priority Obligations may be increased, in each case, without notice to or consent by the Second Priority Representatives or the Second Priority Secured Parties and without affecting the provisions hereof, except as otherwise expressly set forth herein.

(b)                                 Each Senior Priority Representative, on behalf of itself and each Senior Priority Secured Party under its Senior Priority Debt Facility, acknowledges that (x) subject to Section 5.03(d) hereof, the terms of the Second Priority Debt Documents and the Second Priority Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the Second Priority Obligations, or a portion thereof, may be Refinanced from time to time and (y) the aggregate amount of the Second Priority Obligations may be increased, in each case, without notice to or consent by the Second Priority Representatives or the Second Priority Secured Parties and without affecting the provisions hereof, except as otherwise expressly set forth herein.

(c)                                  The Lien priorities provided for in Section 2.01 hereof shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, supplement or other modification, or any Refinancing, of either the Senior Priority Obligations or the Second Priority Obligations, or any portion thereof, to the extent such amendment, restatement, amendment and restatement, supplement or other modification or Refinancing is permitted hereunder.  As between Holdings, the Borrower and the other Grantors and the Second Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of Holdings, the Borrower and the other Grantors contained in any Second Priority Debt Document with respect to the incurrence of additional Senior Priority Obligations.  As between Holdings, the Borrower and the other Grantors and the Senior Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of Holdings, the Borrower and the other Grantors contained in any Senior Priority Debt Document with respect to the incurrence of additional Second Priority Obligations.

Section 2.03.                          Prohibition on Contesting Liens.  Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Senior Priority Obligations held (or purported to be held) by or on behalf of any Senior Priority Representative, any other Senior Priority Secured Party or any agent or trustee therefor in any Senior Priority Collateral, and each Senior Priority Representative, for itself and on behalf of each Senior Priority Secured Party under its Senior Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Second Priority Obligations held (or purported to be held) by or on behalf of any Second Priority Representative or any other Second Priority Secured Party or other agent or trustee therefor in the Second Priority Collateral. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Senior Priority Representative to enforce this Agreement (including the priority of the Liens securing the Senior Priority Obligations as provided in Section 2.01 hereof) or any of the Senior Priority Debt Documents.

Section 2.04.                          No New Liens.  The parties hereto agree that, so long as the Discharge of Senior Priority Obligations has not occurred, (a) none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Second Priority Obligation unless it has granted, or concurrently therewith grants, or permits the grant of, a Lien on such asset or property of such Grantor to secure the Senior Priority Obligations; and (b) if any Second Priority Representative or any Second Priority

Secured Party shall hold any Lien on any assets or property of any Grantor securing any Second Priority Obligations that are not also subject to the first-priority Liens securing all Senior Priority Obligations under the Senior Priority Collateral Documents, such Second Priority Representative or Second Priority Secured Party (a) shall notify the Designated Senior Priority Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to each Senior Priority Representative as security for the Senior Priority Obligations, shall assign such Lien to the Designated Senior Priority Representative as security for all Senior Priority Obligations for the benefit of the Senior Priority Secured Parties (but may retain a junior Lien on such assets or property subject to the terms hereof) and (b) until such assignment or such grant of a similar Lien to each Senior Priority Representative, shall be deemed to hold and have held such Lien for the benefit of each Senior Priority Representative and the other Senior Priority Secured Parties as security for the Senior Priority Obligations.

Section 2.05.                          Perfection of Liens.  Except for the limited agreements of the Senior Priority Representatives pursuant to Section 5.05 hereof, none of the Senior Priority Representatives or the Senior Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representatives or the Second Priority Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Priority Secured Parties and the Second Priority Secured Parties and shall not impose on the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives, the Second Priority Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or Governmental Authority or any applicable Law.

ARTICLE 3
ENFORCEMENT

Section 3.01.                          Exercise of Remedies.  (a) Unless and until the Discharge of Senior Priority Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, (i) neither any Second Priority Representative nor any Second Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff and credit bidding) with respect to any Shared Collateral, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or any action brought with respect to the Shared Collateral or any other Senior Priority Collateral by any Senior Priority Representative or any Senior Priority Secured Party, the exercise of any right by any Senior Priority Representative or any Senior Priority Secured Party (or any agent or sub-agent on their behalf) in respect of the Shared Collateral under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Priority Representative or any Senior Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the Senior

Priority Debt Documents or otherwise in respect of the Shared Collateral or (z) object to the forbearance by the Senior Priority Secured Parties from bringing or pursuing any foreclosure proceeding or any action or any other exercise of any rights or remedies relating to the Shared Collateral and (ii) the Senior Priority Representatives and the Senior Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral or any other Senior Priority Collateral without any consultation with or the consent of any Second Priority Representative or any Second Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, any Second Priority Representative may file a claim or statement of interest with respect to the Second Priority Obligations under its Second Priority Debt Facility, (B) any Second Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the Senior Priority Obligations or the rights of the Senior Priority Representatives or the Senior Priority Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) any Second Priority Representative and any Second Priority Secured Party may exercise its rights and remedies as an unsecured creditor as provided in Section 5.04 hereof, (D) any Second Priority Representative may exercise the rights and remedies provided for in Section 6.03 hereof and (E) from and after the Second Priority Enforcement Date, the Major Second Priority Representative (or such other Person, if any, as is so authorized under the Second Lien Intercreditor Agreement) may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), but only so long as (1) the Designated Senior Priority Representative has not commenced and is not diligently pursuing any enforcement action with respect to such Shared Collateral or (2) any Grantor which has granted a security interest in such Shared Collateral is not then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding. In exercising rights and remedies with respect to the Senior Priority Collateral, the Senior Priority Representatives and the Senior Priority Secured Parties may enforce the provisions of the Senior Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Debtor Relief Laws of any applicable jurisdiction.

(b)                                 Unless and until the Discharge of Senior Priority Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that it will not take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff and credit bidding) with respect to any Shared Collateral. Without limiting the generality of the foregoing, unless and until the

Discharge of Senior Priority Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a) hereof, the sole right of the Second Priority Representatives and the Second Priority Secured Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral securing the Second Priority Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Priority Obligations has occurred.

(c)                                  (i) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that neither such Second Priority Representative nor any such Second Priority Secured Party will take any action that would hinder any exercise of remedies undertaken by any Senior Priority Representative or any Senior Priority Secured Party with respect to the Shared Collateral under the Senior Priority Debt Documents, including any Disposition of the Shared Collateral, whether by foreclosure or otherwise, except to the extent expressly permitted in the proviso in clause (ii) of Section 3.01(a) hereof and (ii) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby waives any and all rights it or any such Second Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Priority Representatives or the Senior Priority Secured Parties seek to enforce or collect the Senior Priority Obligations or the Liens granted on any of the Senior Priority Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Priority Representative or any other Senior Priority Secured Party is adverse to the interests of the Second Priority Secured Parties.

(d)                                 Each Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Priority Representatives or the Senior Priority Secured Parties with respect to the Senior Priority Collateral as set forth in this Agreement and the Senior Priority Debt Documents.

(e)                                  Unless and until the Discharge of Senior Priority Obligations has occurred, the Designated Senior Priority Representative shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Discharge of Senior Priority Obligations, the Designated Second Priority Representative shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Second Priority Representative shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Secured Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Priority Representatives, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section 3.01(e) shall impair the right of any Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Secured Parties to take such actions with respect to the Collateral after the Discharge of Senior Priority Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement or other arrangements governing the Second Priority Secured Parties or the Second Priority Obligations.

Section 3.02.                          Cooperation.  Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that, unless and until the Discharge of Senior Priority Obligations has occurred, it will not commence, or join with any Person (other than the Senior Priority Secured Parties and the Senior Priority Representatives upon the request of the Designated Senior Priority Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Obligations, except to the extent expressly permitted in the proviso in clause (ii) of Section 3.01(a) hereof.

Section 3.03.                          Actions Upon Breach.  Should any Second Priority Representative or any Second Priority Secured Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any Senior Priority Representative or other Senior Priority Secured Party (in its or their own name or in the name of the Borrower or any other Grantor) or the Borrower may obtain relief against such Second Priority Representative or such Second Priority Secured Party by injunction, specific performance or other appropriate equitable relief. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby (a) agrees that the Senior Priority Secured Parties’ damages from the actions of the Second Priority Representatives or any Second Priority Secured Party may at that time be difficult to ascertain and may be irreparable and waives any defense that Holdings, the Borrower, any other Grantor or the Senior Priority Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (b) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Priority Representative or any other Senior Priority Secured Party.

ARTICLE 4
PAYMENTS

Section 4.01.                          Application of Proceeds.  Unless and until the Discharge of Senior Priority Obligations has occurred and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, the Shared Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of remedies shall be applied by the Designated Senior Priority Representative to the Senior Priority Obligations in such order as specified in the relevant Senior Priority Debt Documents and, if applicable, the First Lien Intercreditor Agreement and the ABL/Term Intercreditor Agreement, until the Discharge of Senior Priority Obligations has occurred. Upon the Discharge of Senior Priority Obligations, each applicable Senior Priority Representative shall, subject to the terms of the ABL/Term Intercreditor Agreement, deliver promptly to the Designated Second Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Second Priority Representative to the Second Priority Obligations in such order as specified in the relevant Second Priority Debt Documents and, if applicable, the Second Lien Intercreditor Agreement and the ABL/Term Intercreditor Agreement.

Section 4.02.                          Payments Over.  Unless and until the Discharge of Senior Priority Obligations has occurred, any Shared Collateral or Proceeds thereof received by any Second Priority Representative or any Second Priority Secured Party in connection with the exercise of any right or remedy (including setoff and credit bidding) in contravention of this Agreement shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Senior Priority Representative for the benefit of the Senior Priority Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Designated Senior Priority Representative is hereby authorized to make any such endorsements as agent for each of the Second Priority Representatives or any such Second Priority Secured Party. This authorization is coupled with an interest and is irrevocable.

ARTICLE 5
OTHER AGREEMENTS

Section 5.01.                          Releases.  (a) Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that, in the event of a Disposition of any specified item of Shared Collateral (including all or substantially all of the equity interests of the Borrower or any subsidiary of the Borrower) (i) in connection with the exercise of remedies by the Designated Senior Priority Representative in respect of Collateral or (ii) if not in connection with the exercise of remedies by the Designated Senior Priority Representative in respect of Collateral, so long as such Disposition is permitted by the terms of the Second Priority Debt Documents and, in each case, other than in connection with the Discharge of Senior Priority Obligations, the Liens granted to the Second Priority Representatives and the Second Priority Secured Parties upon such Shared Collateral shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure Senior Priority Obligations; provided that such termination and release shall not apply to the Second Priority Representative’s Lien (and the Second Priority Representative shall retain a Lien) in the proceeds of such sale, transfer or other disposition that are not applied to the Senior Priority Obligations in accordance with the Senior Priority Debt Documents or this Agreement. Upon delivery to a Second Priority Representative of (i) an Officer’s Certificate stating that any such termination and release of Liens securing the Senior Priority Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Second Priority Secured Parties and (ii) the Second Priority Representatives) and any necessary or proper instruments of termination or release prepared by Holdings, the

Borrower or any other Grantor, such Second Priority Representative will promptly execute, deliver or acknowledge, at Holdings’, the Borrower’s or the other Grantor’s sole cost and expense and without any representation or warranty, such instruments to evidence such termination and release of the Liens. Nothing in this clause shall be deemed to limit (x) any agreement of a Second Priority Representative, for itself and on behalf of the Second Priority Secured Parties under its Second Priority Debt Facility, to release the Liens on the Second Priority Collateral as set forth in the relevant Second Priority Debt Documents or (y) any of the provisions of Section 6.11 hereof.

(b)                                 Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby irrevocably constitutes and appoints the Designated Senior Priority Representative and any officer or agent of the Designated Senior Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Secured Party or in the Designated Senior Priority Representative’s own name, from time to time in the Designated Senior Priority Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a) hereof, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a) hereof, including any termination statements, endorsements or other instruments of transfer or release.

(c)                                  Unless and until the Discharge of Senior Priority Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby consents to the application, whether prior to or after an event of default under any Senior Priority Debt Document, of proceeds of Shared Collateral to the repayment of Senior Priority Obligations pursuant to the Senior Priority Debt Documents; provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Priority Representatives or the Second Priority Secured Parties to receive proceeds in connection with the Second Priority Obligations not otherwise in contravention of this Agreement.

(d)                                 Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of a Second Priority Collateral Document require any Grantor (i) to make payment in respect of any item of Second Priority Collateral, (ii) to deliver or afford control over any item of Second Priority Collateral to, or deposit any item of Second Priority Collateral with, (iii) to register ownership of any item of Second Priority Collateral in the name of or make an assignment of ownership of any Second Priority Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Second Priority Collateral, with instructions or orders from, or to treat, in respect of any item of Second Priority Collateral, as the entitlement holder, (v) hold any item of Second Priority Collateral in trust for (to the extent such item of Second Priority Collateral cannot be held in trust for multiple parties under applicable Law), (vi) obtain the agreement of a bailee or other third party to hold any item of Second Priority Collateral for the benefit of or subject to the control of or, in respect of any item of Second Priority Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Second Priority Collateral is located or waivers or subordination of rights with respect to any item of Second Priority Collateral in favor of any Second Priority Representative or Second Priority Secured Party, such Grantor shall, until the applicable Discharge of Senior Priority Obligations has occurred, be deemed to have complied with such requirement under the Second Priority Collateral Document as it relates to such Second Priority Collateral by taking any of the actions set forth above only in favor of or in accordance with the instructions of, the Designated Senior Priority Representative.

Section 5.02.                          Insurance and Condemnation Awards.  Unless and until the Discharge of Senior Priority Obligations has occurred, subject to the ABL/Term Intercreditor Agreement, the Designated Senior Priority Representative and the Senior Priority Secured Parties shall have the sole and exclusive right, subject in each case to the rights of the Grantors under the Senior Priority Debt Documents, (a) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. Unless and until the Discharge of Senior Priority Obligations has occurred, and subject to the ABL/Term Intercreditor Agreement and the rights of the Grantors under the Senior Priority Debt Documents, all proceeds of any such policy and any such award, if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Priority Obligations, to the Designated Senior Priority Representative for the benefit of Senior Priority Secured Parties pursuant to the terms of the applicable Senior Priority Debt Documents, (ii) second, after the occurrence of the Discharge of Senior Priority Obligations, to the Designated Second Priority Representative for the benefit of the Second Priority Secured Parties pursuant to the terms of the applicable Second Priority Debt Documents and (iii) third, if no Second Priority Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second Priority Representative or any Second Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated Senior Priority Representative in accordance with the terms of Section 4.02 hereof.

Section 5.03.                          Certain Amendments.  (a) No Second Priority Debt Document (including, for the avoidance of doubt, Second Priority Collateral Document) and no Senior Priority Debt Document (including, for the avoidance of doubt, Senior Priority Collateral Document) may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any such new Second Priority Debt Document or Senior Priority Debt Document, would be prohibited by or inconsistent with any of the terms of this Agreement.  Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that each Second Priority Collateral Document under its Second Priority Debt Facility shall include the following language (or language to a similar effect as reasonably approved by the Designated Senior Priority Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [Second Priority Representative] pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of (A) the Senior Priority Secured Parties (as defined in the Term Intercreditor Agreement referred to below), including liens and security interests granted to Credit Suisse AG, as collateral agent, pursuant to or in connection with the First Lien Credit Agreement dated as of April 1, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among Holdings, the Borrower, the lenders from time to time party thereto and Credit Suisse AG, as administrative agent, and the other parties thereto and (B) the ABL Secured Parties on the ABL Priority Collateral (each as defined in the ABL/Term Intercreditor Agreement referred to below), including liens and security interests granted to Wells Fargo Bank, N.A., as collateral agent, pursuant to or in connection with the ABL Credit Agreement dated as of April 1, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among Holdings, the Borrower, the lenders from time to time party thereto and Wells Fargo Bank, N.A., as administrative agent, and the other parties thereto, and (ii) the exercise of any right or remedy by the [Second Priority Representative] or any other secured party hereunder is subject to the limitations and provisions contained in (A) the First Lien/Second Lien Intercreditor Agreement dated as of April 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Intercreditor Agreement”), among Credit Suisse AG, as First Lien Administrative Agent, Credit Suisse AG, as Second Lien Administrative Agent, GYP Holdings III Corp. and its subsidiaries and affiliated entities party thereto and (B) the ABL/Term Intercreditor Agreement dated as of April 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “ABL/Term Intercreditor Agreement” and, together with the Term Intercreditor Agreement, the “Intercreditor Agreements”), among Credit Suisse AG, as Representative for the Initial First Lien Tem Secured Parties, Credit Suisse AG, as Representative for the Initial Second Lien Term Secured Parties, Wells Fargo Bank, N.A., as Representative for the ABL Secured Parties, GYP Holdings III Corp. and its subsidiaries and affiliated entities party thereto. In the event of any conflict between the terms of the Intercreditor Agreements and the terms of this Agreement, the terms of the Intercreditor Agreements shall govern.”

(b)                                 In the event that each applicable Senior Priority Representative and/or the Senior Priority Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Priority Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Priority Collateral Document or changing in any manner the rights of the Senior Priority Representatives, the Senior Priority Secured Parties, Holdings, the Borrower or any other Grantor thereunder (including the release of any Liens in Senior Priority Collateral) in a manner that is applicable to all Senior Priority Debt Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document without the consent of any Second Priority Representative or any Second Priority Secured Party and without any action by any Second Priority Representative, Holdings, the Borrower or any other Grantor; provided, however, that (x) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Priority Collateral Document, except to the extent that a release of such Lien is provided for in Section 5.01(a) hereof and (y) written notice of such amendment, waiver or consent shall have been given to each Second Priority Representative within 10 Business Days after the effectiveness of such amendment, waiver or consent.

(c)                                  The Senior Priority Debt Documents may be amended, restated, amended and restated, waived, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the Senior Priority Debt Documents may be Refinanced, in each case without the consent of any Second Priority Representative or Second Priority Secured Party; provided, however, that, without the consent of the Second Lien Administrative Agent, acting with the consent of the Required Lenders (as such term is defined in the Second Lien Credit Agreement) and each other Second Priority Representative (acting with the consent of the requisite holders of each series of Additional Second Priority Debt), no such amendment, restatement, amendment and restatement, waiver, supplement, modification (including self effecting or other modifications pursuant to Section 2.12 of the First Lien Credit Agreement) or Refinancing shall result in (1) the aggregate amount of Senior Priority Obligations in existence (or permitted to be incurred) on the date of such amendment, restatement, amendment and restatement, waiver, supplement, modification or refinancing exceeding the Senior Priority Cap Amount, (2) a reduction of the Second Lien Cap or (3) the issuance, incurrence or existence of any Indebtedness under the First Lien Credit Agreement Loan Documents (for the avoidance of doubt, excluding Indebtedness in the form of notes, bonds or other debt securities) having an “Applicable Rate” (or similar component of the interest rate provisions applicable thereto) that exceeds by more than 4.00% per annum the “Applicable Rate” as of the date hereof applicable to the Term Loans (as defined in the First Lien Credit Agreement), excluding the effect of increases (A) resulting from the accrual of interest at the default rate, (B) resulting from fees, including from any amendment, waiver or consent related fees payable in the event of an amendment or (C) resulting from an increase in the underlying reference rate and not the “Applicable Rate”.

(d)                                 The Second Priority Debt Documents may be amended, restated, waived, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the Second Priority Debt Documents may be Refinanced, in each case without the consent of any Senior Priority Representative or Senior Priority Secured Party; provided, however, that, without the consent of the First Lien Administrative Agent, acting with the consent of the Required Lenders (as such term is defined in the First Lien Credit Agreement) and each other Senior Priority Representative (acting with the consent of the requisite holders of each series of Additional Senior Priority Debt), no such amendment, restatement, supplement, modification (including self effecting or other modifications pursuant to Section 2.12 of the Second Lien Credit Agreement) or Refinancing shall (1) result in (x) the aggregate amount of Second Priority Obligations in existence on the date of such amendment, restatement, amendment and restatement, waiver, supplement, modification or refinancing exceeding the Second Lien Cap, (y) a reduction of the First Lien Cap or (z) the issuance, incurrence or existence of any Indebtedness under the Second Lien Credit Agreement Loan Documents (for the avoidance of doubt, excluding Indebtedness in the form of notes, bonds or other debt securities) having an “Applicable Rate” (or similar component of the interest rate provisions applicable thereto) that exceeds by more than 4.00% per annum the “Applicable Rate” as of the date hereof applicable to the Term Loans (as defined in the Second Lien Credit Agreement), excluding the effect of increases (A) resulting from the accrual of interest at the default rate, (B) resulting from fees, including from any amendment, waiver or consent related fees payable in the event of an amendment or (C) resulting from an increase in the underlying reference rate and not the “Applicable Rate”, (2) accelerate any date upon which a scheduled payment of principal or interest is due (other than as the result of the addition, modification or occurrence of an event of default under the Second Lien Priority Debt Documents), or (3) modify (or have the effect of a modification of) the mandatory prepayment provisions of the Second Priority Debt Documents in a manner materially adverse to the Senior Priority Secured Parties (other than, in the case of each of the foregoing clauses (1) through (3), for periods following the Latest Maturity Date (as defined in the First Lien Credit Agreement)); provided that the Second Priority Debt Documents may be amended, restated, amended and restated, supplemented or modified to modify or add covenants, defaults or other provisions to the extent the corresponding provisions of the Senior Priority Debt Documents have been amended, restated, amended and restated, supplemented, modified or Refinanced, with cushions (where applicable) consistent with the cushions as of the date hereof included in comparable covenants, defaults and other provisions in the applicable Senior Priority Debt Documents.

Section 5.04.                          Rights as Unsecured Creditors.  Notwithstanding anything to the contrary in this Agreement, the Second Priority Representatives and the Second Priority Secured Parties may exercise rights and remedies as unsecured creditors against Holdings, the Borrower and any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable Law so long as such exercise is not inconsistent with any express provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Second Priority Representative or any Second Priority

Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents so long as such receipt is not the direct or indirect result of the exercise by a Second Priority Representative or any Second Priority Secured Party of rights or remedies as a secured creditor in respect of Shared Collateral. In the event any Second Priority Representative or any Second Priority Secured Party becomes a judgment Lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Obligations, such judgment Lien shall be subordinated to the Liens securing Senior Priority Obligations on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to such Liens securing Senior Priority Obligations pursuant to this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Priority Representatives or the Senior Priority Secured Parties may have with respect to the Senior Priority Collateral.

Section 5.05.                          Gratuitous Bailee for Perfection.  (a) Each Senior Priority Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Priority Obligations on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of such Senior Priority Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, the applicable Senior Priority Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the relevant Second Priority Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b)                                 In the event that any Senior Priority Representative (or its agents or bailees) has Lien filings against Intellectual Property that is part of the Shared Collateral that are necessary for the perfection of Liens in such Shared Collateral, such Senior Priority Representative agrees to hold such Liens as sub-agent and gratuitous bailee for the relevant Second Priority Representatives and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Second Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(c)                                  Except as otherwise specifically provided herein, unless and until the Discharge of Senior Priority Obligations has occurred, the Senior Priority Representatives and the Senior Priority Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Senior Priority Debt Documents as if the Liens under the Second Priority Collateral Documents do not exist. The rights of the Second Priority Representatives and the Second Priority Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d)                                 The Senior Priority Representatives and the Senior Priority Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority Secured Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05 or elsewhere in this Agreement.  The duties or responsibilities of the Senior Priority Representatives under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agents and gratuitous bailees for the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative.

(e)                                  The Senior Priority Representatives shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Secured Party, and each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby waives and releases the Senior Priority Representatives from all claims and liabilities arising pursuant to the Senior Priority Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

(f)                                   Upon the Discharge of the Senior Priority Obligations, each applicable Senior Priority Representative shall, without recourse or warranty, at the Grantors’ sole cost and expense and upon the request of the Designated Second Priority Representative, transfer the possession and control of any Pledged or Controlled Collateral (together with any necessary endorsements and notices) then in its possession or control to the Designated Second Priority Representative except in the event and to the extent (i) the Senior Priority Representative or any other Senior Priority Secured Party has retained or otherwise acquired such Shared Collateral in full or partial satisfaction of any of the Senior Priority Obligations in a transaction not prohibited by this Agreement, (ii) such Shared Collateral is sold or otherwise disposed of by the Senior Priority Representative or by a Grantor as provided herein or (iii) it is otherwise required by any order of any court or other governmental authority or applicable law.  In connection with any such transfer, the Senior Priority Representative agrees to take reasonable actions in its power as shall be reasonably requested by Designated Second Priority Representative to permit Designated Second Priority Representative to obtain, for the benefit of the Second Priority Secured Parties, a first priority security interest in the Pledged or Controlled Collateral, and, without limiting the foregoing, the Senior Priority Representative shall, upon the request of the Designated Second Priority Representative, (A) notify any applicable insurance carrier that it is no longer entitled to be an additional loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (B) notify any Governmental Authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Priority Representative is entitled to approve any awards granted in such proceeding. Holdings, the Borrower and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby. The Senior Priority Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Secured Party in contravention of this Agreement.

(g)                                  None of the Senior Priority Representatives nor any of the other Senior Priority Secured Parties shall be required to marshal any present or future collateral security for any obligations of Holdings, the Borrower or any Subsidiary to any Senior Priority Representative or any Senior Priority Secured Party under the Senior Priority Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

Section 5.06.                          When Discharge of Senior Priority Obligations Deemed To Not Have Occurred.  If, at any time substantially concurrently with the Discharge of Senior Priority Obligations has occurred, Holdings, the Borrower or any other Grantor enters into any Senior Priority Obligations constituting a Refinancing of the Senior Priority Obligations that are secured by the Senior Priority Collateral, then such Discharge of Senior Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement and the applicable agreement governing such Senior Priority Obligations shall automatically be treated as a Senior Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Senior Priority Obligations shall be the Senior Priority Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new Senior Priority Representative), each Second Priority Representative (including the Designated Second Priority Representative) shall (a) promptly enter into such documents and agreements (at the sole expense of the Grantors), including amendments, supplements or modifications to this Agreement, as the Borrower or such new Senior Priority Representative shall reasonably request in writing in order to provide the new Senior Priority Representative the rights of a Senior Priority Representative contemplated hereby, (b) at the Grantors’ sole cost and expense and upon the request of such new Senior Priority Representative, each Second Priority Representative shall, without recourse or warranty, deliver any Collateral then in its possession or control to such new Senior Priority Representative (together with any necessary endorsements and notices) to the extent such Collateral constitutes Shared Collateral of such new Senior Priority Representative, except in the event and to the extent that (i) the Senior Priority Representative or any other Senior Priority Secured Party has retained or otherwise acquired such Collateral in full or partial satisfaction of any of obligations in connection with the Shared Collateral, (ii) such Collateral is sold or otherwise disposed of by the Senior Priority Representative or by a Grantor as provided herein or (iii) it is otherwise required by any order of any court or other governmental authority or applicable law.  In connection therewith, each Second Priority Representative agrees to take reasonable actions in its power as shall be reasonably requested by such new Senior Priority Representative to permit such new Senior Priority Representative to obtain, for the benefit of the new Senior Priority Secured Parties, a first priority security interest in the Collateral (to the extent such Collateral constitutes Shared Collateral of such new Senior Priority Representative) and, without limiting the foregoing, each Second Priority Representative shall, upon the request of such new Senior Priority Representative, notify any Governmental Authority involved in any condemnation or similar proceeding involving any Collateral constituting Shared Collateral of such new Senior Priority Representative that such new Senior Representative is entitled to approve any awards granted in such proceeding.

Section 5.07.                          Purchase Right.  Without prejudice to the enforcement of the Senior Priority Secured Parties’ remedies, the Senior Priority Secured Parties agree that at any time following (a) acceleration of the Senior Priority Obligations in accordance with the terms of the Senior Priority Debt Documents or (b) the commencement of a proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against any Grantor (each, a “Purchase Event”), one or more of the Second Priority Secured Parties may request within 30 days after the first date on which a Purchase Event occurs, and the Senior Priority Secured Parties hereby offer the Second Priority Secured Parties the option, to purchase all, but not less than all, of the aggregate amount of Senior Priority Obligations outstanding at the time of purchase at (a) in the case of Senior Priority Obligations other than Senior Priority Obligations arising under Swap Contracts, par (including any premium set forth in the First Lien Credit Agreement or other applicable Senior Priority Debt Document, interest and fees), and (b) in the case of Senior Priority Obligations arising under a Swap Contract, an amount equal to the greater of (i) all amounts payable by any Grantor under the terms of such Swap Contract in the event of a termination of such Swap Contract and (ii) the Swap Termination Value, in each case, without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to an Assignment and Assumption (as defined in the First Lien Credit Agreement)).  If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within 10 Business Days of the request. If one or more of the Second Priority Secured Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the Designated Senior Priority Representative and the Designated Second Priority Representative. If none of the Second Priority Secured Parties exercise such right within 30 days after the first date on which a Purchase Event occurs, the Senior Priority Secured Parties shall have no further obligations pursuant to this Section 5.07 for such Purchase Event and may take any further actions in their sole discretion in accordance with the Senior Priority Collateral Documents and this Agreement.

ARTICLE 6
INSOLVENCY OR LIQUIDATION PROCEEDINGS

Section 6.01.                          Financing Issues.  Until the Discharge of Senior Priority Obligations has occurred, if Holdings, the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that (A) subject to the last sentence of this Section 6.01, if any Senior Priority Representative or any Senior Priority Secured Party shall desire to consent (or not object) to the sale, use or lease of cash or other collateral or to consent (or not object) to Holdings’, the Borrower’s or any other Grantor’s obtaining financing under

Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law (“DIP Financing”), it will raise no objection to and will not otherwise contest such sale, use or lease of such cash or other collateral or such DIP Financing and, except to the extent permitted by the proviso in clause (ii) of Section 3.01(a) and Section 6.03 hereof, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Priority Obligations are subordinated to or have the same priority as the Liens securing such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Obligations are so subordinated to Liens securing Senior Priority Obligations under this Agreement and (y) any “carve-out” for professional and United States Trustee fees agreed to by the Senior Priority Representatives, (B) it will raise no objection to (and will not otherwise contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Priority Obligations made by any Senior Priority Representative or any other Senior Priority Secured Party, (C) it will raise no objection to (and will not otherwise contest) any lawful exercise by any Senior Priority Secured Party of the right to credit bid Senior Priority Obligations at any sale in foreclosure of Senior Priority Collateral and (D) it will raise no objection to (and will not otherwise contest) any other request for judicial relief made in any court by any Senior Priority Secured Party relating to the lawful enforcement of any Lien on Senior Priority Collateral. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that notice received three Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such financing shall be adequate notice.  Notwithstanding the foregoing, the provisions of clause (A) of this Section 6.01 shall only be applicable as to the Second Priority Secured Parties with respect to any DIP Financing to the extent that at the time of incurrence thereof the sum of (excluding, for the avoidance of doubt, any DIP Financing constituting an ABL Priority DIP Financing (as defined in the ABL/Term Intercreditor Agreement) that the Term Representatives shall have consented to (or shall be deemed to have consented to) in accordance with Section 6.01(a) of the ABL/Term Intercreditor Agreement) (x) the aggregate principal amount of such DIP Financing plus (y) the aggregate outstanding principal amount of all First Lien Credit Agreement Obligations and all Additional Senior Priority Debt Obligations (in each case after giving effect to any “roll-up”, repayment or cash collateralization thereof into or with the proceeds of such DIP Financing), does not exceed the DIP Cap Amount.

Section 6.02.                          Relief From the Automatic Stay.  Unless and until the Discharge of Senior Priority Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated Senior Priority Representative.

Section 6.03.                          Adequate Protection.  Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt

Facility, agrees that none of them shall (x) object, contest or support any other Person objecting to or contesting (a) any request by any Senior Priority Representative or any Senior Priority Secured Parties for adequate protection, (b) any objection by any Senior Priority Representative or any Senior Priority Secured Parties to any motion, relief, action or proceeding based on any Senior Priority Representative’s or Senior Priority Secured Party’s claiming a lack of adequate protection or (c) the payment of prepetition interest, fees, expenses or costs of any Senior Priority Representative or any other Senior Priority Secured Party under Section 506(b)of the Bankruptcy Code or any similar provision of any other Debtor Relief Law or (y) assert or support any claim for costs or expenses of preserving or disposing of any Shared Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law. Notwithstanding anything contained in this Section 6.03 or in Section 6.01 hereof, in any Insolvency or Liquidation Proceeding, (a) if the Senior Priority Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or super-priority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law, then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, may seek or request adequate protection in the form of a replacement Lien or super-priority claim on such additional collateral, which Lien or super-priority claim is subordinated to the Liens securing all Senior Priority Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to the Liens securing Senior Priority Obligations under this Agreement and (b) in the event any Second Priority Representatives, for themselves and on behalf of the Second Priority Secured Parties under their Second Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted in the form of additional or replacement collateral, then such Second Priority Representatives, for themselves and on behalf of each Second Priority Secured Party under their Second Priority Debt Facilities, agree that each Senior Priority Representative shall also be entitled to a senior priority Lien on such additional or replacement collateral as security for the Senior Priority Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing the Second Priority Obligations shall be subordinated to the Liens on such collateral securing the Senior Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to such Liens on such collateral securing Senior Priority Obligations under this Agreement.

Section 6.04.                          Preference Issues.  If any Senior Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount (x) to the estate of Holdings, the Borrower or any other Grantor (or any trustee, receiver or similar Person therefor) or (y) to any other Person pursuant to the ABL/Term Intercreditor Agreement, in each case, because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason (any such amount, a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Priority Obligations with respect to all such recovered amounts has occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall be deemed not to have occurred and shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

Section 6.05.                          Separate Grants of Security and Separate Classifications; Plans of Reorganization.

(a)                        Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges and agrees that (i) the grants of Liens pursuant to the Senior Priority Collateral Documents and the Second Priority Collateral Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Obligations are fundamentally different from the Senior Priority Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Priority Secured Parties and the Second Priority Secured Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral (with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the Senior Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest (whether or not allowed or allowable) before any distribution is made in respect of the Second Priority Obligations, with each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, hereby acknowledging and agreeing to turn over to the Designated Senior Priority Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties).

(b)                                 Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility (whether in the capacity of a secured creditor or an unsecured creditor) shall not propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization that is inconsistent with the priorities or other provisions of this Agreement other than with the prior written consent of the Designated Senior Priority Representative.

Section 6.06.                          No Waivers of Rights of Senior Priority Secured Parties.  Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Priority Representative or any other Senior Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Secured Party, including the seeking by any Second Priority Secured Party of adequate protection or the asserting by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.

Section 6.07.                          Application.  This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

Section 6.08.                          [Reserved.]

Section 6.09.                          [Reserved.]

Section 6.10.                          Reorganization Securities.  If, in any Insolvency or Liquidation Proceeding, debt obligations of any reorganized Grantor secured by Liens upon any property of such reorganized Grantor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Priority Obligations and the Second Priority Obligations, then, to the extent the debt obligations distributed on account of the Senior Priority Obligations and on account of the Second Priority Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

Section 6.11.                          Asset Dispositions

(a)                       Until the Discharge of Senior Priority Obligations has occurred, each Second Priority Representative, for itself and on behalf of the Second Priority Secured Parties under its Second Priority Debt Facility, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Second Priority Representative and the Second Priority Secured Parties, in each case in their capacities as secured creditors, will not object or oppose (or support any Person in objecting or opposing) a motion for any disposition of any Senior Priority Collateral free and clear of the Liens of the Second Priority Representative and the other Second Priority Secured Parties or other claims under Sections 363, 365 or 1129 of the Bankruptcy Code, or any comparable provision of any Debtor Relief Law (and including any motion for bid procedures or other procedures related to the disposition that is the subject of such motion), and shall be deemed to have consented to any such disposition of any Senior Priority Collateral under Section 363(f) of the Bankruptcy Code that has been consented to by the Designated Senior Priority Representative; provided, that, (x) the Proceeds of such disposition are applied in accordance with Sections 4.01 hereof and (y) to the extent not so applied, the Second Priority Secured Parties shall retain a Lien on such Proceeds; provided, further, that the foregoing shall not restrict or prohibit any such objection that could be made by an unsecured creditor to the extent not otherwise in contravention of this Agreement.

(b)                                 Notwithstanding anything to the contrary herein, each Second Priority Representative, for itself and on behalf of the Second Priority Secured Parties under its Second Priority Debt Facility, agrees that the Senior Priority Secured Parties shall have the right to credit bid under Section 363(k) of the Bankruptcy Code with respect to any disposition of Senior Priority Collateral.  Each Second Priority Representative, for itself and on behalf of the other Second Priority Secured Parties under its Second Priority Debt Facility, agrees that, so long as the Discharge of Senior Priority Obligations has not occurred, no Second Priority Secured Party shall, without the prior written consent of the Designated Senior Priority Representative, credit bid under Section 363(k) of the Bankruptcy Code with respect to any Senior Priority Collateral.

Section 6.12.                          Section 1111(b) of the Bankruptcy Code.  Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, shall not object to, oppose, support any objection, or take any other action to impede, the right of any Senior Priority Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code with respect to any Collateral that constitutes Second Priority Collateral with respect to such Second Priority Representative and such Second Priority Secured Parties.  Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Debt Facility, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Senior Priority Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code with respect to any Collateral that constitutes Second Priority Collateral with respect to the Second Priority Representative and such Second Priority Secured Parties.

ARTICLE 7
RELIANCE; ETC.

Section 7.01.                          Reliance.  The consent by the Senior Priority Secured Parties to the execution and delivery of the Second Priority Debt Documents to which the Senior Priority Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Priority Secured Parties to Holdings, the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges that it and such Second Priority Secured Parties have, independently and without reliance on any Senior Priority Representative or other Senior Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and that it and such Second Priority Secured Parties will continue to make their own credit decisions in taking or not taking any action under the Second Priority Debt Documents or this Agreement.

Section 7.02.                          No Warranties or Liability.  Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, acknowledges and agrees that neither any Senior Priority Representative nor any other Senior Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Priority Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Senior Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Priority Debt Documents in accordance with applicable Law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representatives and the Second Priority Secured Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither any Senior Priority Representative nor any other Senior Priority Secured Party shall have any duty to any Second Priority Representative or Second Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with Holdings, the Borrower or any of their Subsidiaries (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Senior Priority Obligations, the Second Priority Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement.

Section 7.03.                          Obligations Unconditional.  All rights, interests, agreements and obligations of the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties hereunder shall remain in full force and effect irrespective of:

(a)                        any lack of validity or enforceability of any Senior Priority Debt Document or any Second Priority Debt Document;

(b)                                 any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Priority Obligations or Second Priority Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Lien Credit Agreement or any other Senior Priority Debt Document or of the terms of any Second Priority Debt Document;

(c)                                  any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Priority Obligations or Second Priority Obligations or any guarantee thereof;

(d)                                 the commencement of any Insolvency or Liquidation Proceeding in respect of Holdings, the Borrower or any other Grantor; or

(e)                                  any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) Holdings, the Borrower or any other Grantor in respect of the Senior Priority Obligations or (ii) any Second Priority Representative or Second Priority Secured Party in respect of this Agreement.

ARTICLE 8
MISCELLANEOUS

Section 8.01.                          Conflicts.  Subject to Section 8.17 hereof, in the event of any conflict between the provisions of this Agreement and the provisions of any Senior Priority Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, the relative rights and obligations of the Senior Priority Representatives and the Senior Priority Secured Parties (as amongst themselves) with respect to any Senior Priority Collateral shall be governed by the terms of the First Lien Intercreditor Agreement (if applicable) and in the event of any conflict between the First Lien Intercreditor Agreement and this Agreement, the provisions of the First Lien Intercreditor Agreement shall control.

Section 8.02.                          Continuing Nature of this Agreement; Severability.  Subject to Section 6.04 hereof, this Agreement shall continue to be effective until the Discharge of Senior Priority Obligations shall have occurred. This is a continuing agreement of Lien subordination, and the Senior Priority Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any Second Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of Holdings, the Borrower or any other Grantor constituting Senior Priority Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8.03.                          Amendments; Waivers.  (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.03, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)                        This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement or waiver which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of Holdings, the Borrower or any Grantor, shall require the consent of the Borrower. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Priority Secured Parties and the Second Priority Secured Parties and their respective successors and assigns.

(c)                                  Notwithstanding the foregoing, without the consent of any Secured Party, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 hereof and, upon such execution and delivery, such Representative and the Secured Parties and Senior Priority Obligations or Second Priority Obligations under the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

Section 8.04.                          Information Concerning Financial Condition of Holdings, the Borrower and the Subsidiaries.  The Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of Holdings, the Borrower and the Subsidiaries and all endorsers or guarantors of the Senior Priority Obligations or the Second Priority Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Priority Obligations or the Second Priority Obligations. The Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Priority Representative, any Senior Priority Secured Party, any Second Priority Representative or any Second Priority Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii)provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 8.05.                          Subrogation.  Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder in respect of Second Priority Collateral until the Discharge of Senior Priority Obligations has occurred.

Section 8.06.                          Application of Payments.  Except as otherwise provided herein, all payments received by the Senior Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Priority Obligations as the Senior Priority Secured Parties, in their sole discretion, deem appropriate and consistent with the terms of the Senior Priority Debt Documents. Except as otherwise provided herein, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Debt Facility, assents to any such extension or postponement of the time of payment of the Senior Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Collateral that may at any time secure any part of the Senior Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 8.07.                          Additional Grantors.  Each of Holdings and the Borrower agrees that, if any of their Subsidiaries shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering a Grantor Supplement. Whether or not such instrument is executed and delivered, such Subsidiary shall be bound as a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated Second Priority Representative and the Designated Senior Priority Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 8.08.                          Dealings with Grantors.  Upon any application or demand by Holdings, the Borrower or any other Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), Holdings, the Borrower or such other Grantor, as appropriate, shall furnish to such Representative a certificate of a Responsible Officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

Section 8.09.                          Additional Debt Facilities.  (a) To the extent, but only to the extent, permitted by the provisions of the then outstanding Senior Priority Debt Documents, Second Priority Debt Documents and ABL Debt Documents, the Borrower, Holdings or any other Grantor may incur or issue and sell one or more series or classes of Additional Second Priority Debt and one or more series or classes of Additional Senior Priority Debt. Any such additional class or series of Additional Second Priority Debt may be secured by a junior priority, subordinated Lien on Shared Collateral, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Additional Second Priority Debt, if and subject to the condition that the relevant Additional Second Priority Representative, acting on behalf of the Additional Second Priority Secured Parties, becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph, and Section 8.09(b) hereof.  Any such additional class or series of Additional Senior Priority Debt may be secured by a senior Lien on Shared Collateral, under and pursuant to the relevant Senior Priority Collateral Documents for such Additional Senior Priority Debt, if and subject to the condition that the relevant Additional Senior Priority Representative, acting on behalf of the Additional Senior Secured Parties, becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of the immediately succeeding paragraph, and Section 8.09(b) hereof.  In order for an Additional Debt Representative to become a party to this Agreement:

(a)         such Additional Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (if such Representative is an Additional Second Priority Representative) or Annex III (if such Representative is an Additional Senior Priority Representative) (with such changes as may be reasonably approved by the Designated Senior Priority Representative and such Additional Debt Representative) pursuant to which it becomes a Representative hereunder, and the Additional Debt in respect of which such Additional Debt Representative is the Representative and the related Additional Debt Parties become subject hereto and bound hereby;

(b)         the Borrower shall have delivered to the Designated Senior Priority Representative an Officer’s Certificate stating that the conditions set forth in this Section 8.09 are satisfied with respect to such Additional Debt and, if requested, true and complete copies of each of the Second Priority Debt Documents or Senior Priority Debt Documents, as applicable, relating to such Additional Debt, certified as being true and correct by an Authorized Officer of the Borrower; and

(c)          the Second Priority Debt Documents or Senior Priority Debt Documents, as applicable, relating to such Additional Debt shall provide, or shall be amended to provide, that each Additional Debt Party with respect to such Additional Debt will be subject to and bound by the provisions of this Agreement and the ABL/Term Intercreditor Agreement in its capacity as a holder of such Additional Debt.

(b)                        With respect to any Additional Debt that is issued or incurred after the Closing Date, the Borrower and each of the other Grantors agrees to take such actions (if any) as may from time to time reasonably be requested by any Senior Priority Representative, any Second Priority Representative or any Major Second Priority Representative, and enter into such technical amendments, modifications and/or supplements to the then existing Guarantees and Collateral Documents (or execute and deliver such additional Collateral Documents) as may from time to time be reasonably requested by such Persons, to ensure that the Additional Debt is secured by, and entitled to the benefits of, the relevant Collateral Documents relating to such Additional Debt, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Designated Senior Priority Representative and the Designated Second Priority Representative, as the case may be, to enter into, any such technical amendments, modifications and/or supplements (and additional Collateral Documents).

Section 8.10.                          Notices.  All notices and other communications provided for or permitted hereunder shall be in writing (including telegraphic, telecopy or telex communication or facsimile transmission) and mailed, telegraphed, telecopied, telexed, faxed or delivered to it, (i) if to Holdings the Borrower or any Grantor, addressed to the Borrower at its address specified in Section 10.02 of the First Lien Credit Agreement, (ii) if to the First Lien Administrative Agent, at its address specified in Section 10.02 of the First Lien Credit Agreement, (iii) if to the Second Lien Administrative Agent, at its address specified in Section 10.02 of the Second Lien Credit Agreement and (iv) if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09 hereof.

Unless otherwise specifically provided herein, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.10 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8.10.  As agreed to among Holdings, the Borrower, the Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered by e-mail to the email address of a representative of the applicable Person provided from time to time by such Person.

Section 8.11.                          Further Assurances.  Each Senior Priority Representative, on behalf of itself and each Senior Priority Secured Party under the Senior Priority Debt Facility for which it is acting, and each Second Priority Representative, on behalf of itself, and each Second Priority Secured Party under its Second Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

Section 8.12.                          Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)                        EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY SENIOR PRIORITY REPRESENTATIVE, SENIOR PRIORITY SECURED PARTY, SECOND PRIORITY REPRESENTATIVE OR SECOND PRIORITY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST HOLDINGS, THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                                  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 8.12.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                                 EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE FIRST LIEN CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)                                  EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.12(E) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 8.13.                          Binding on Successors and Assigns.  This Agreement shall be binding upon the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives, the Second Priority Secured Parties, Holdings, the Borrower, the other Grantors party hereto and their respective successors and assigns.

Section 8.14.                          Section Titles.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

Section 8.15.                          Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

Section 8.16.                          Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Lien Administrative Agent represents and warrants that this Agreement is binding upon the First Lien Credit Agreement Secured Parties. The Second Lien Administrative Agent represents and warrants that this Agreement is binding upon the Second Lien Credit Agreement Secured Parties.

Section 8.17.                          No Third Party Beneficiaries; Successors and Assigns.  The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties, and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights.

Section 8.18.                          Effectiveness.  This Agreement shall become effective when executed and delivered by each of the parties hereto.

Section 8.19.                          Administrative Agent and Representative.  It is understood and agreed that (a) the First Lien Administrative Agent is entering into this Agreement in its capacity as administrative agent and collateral agent under the First Lien Credit Agreement and the provisions of Article IX of the First Lien Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply to the First Lien Administrative Agent hereunder, (b) the Second Lien Administrative Agent is entering into this Agreement in its capacity as administrative agent and collateral agent under the Second Lien Credit Agreement and the provisions of Article IX of the Second Lien Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply to the Second Lien Administrative Agent hereunder and (c) each other Representative party hereto is entering into this Agreement in its capacity as trustee or agent for the secured parties referenced in the applicable Additional Senior Priority Debt Document or Additional Second Priority Debt Document (as applicable) and the corresponding exculpatory and liability-limiting provisions of such agreement applicable to such Representative thereunder shall also apply to such Representative hereunder.

Section 8.20.                          Relative Rights.  Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.01(a), 5.01(d) or 5.03(b) hereof), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the First Lien Credit Agreement, any other Senior Priority Debt Document or any Second Priority Debt Documents, or permit Holdings, the Borrower or any other Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the First Lien Credit Agreement or any other Senior Priority Debt Document or any Second Priority Debt Documents, (b) change the relative priorities of the Senior Priority Obligations or the Liens granted under the Senior Priority Collateral Documents on the Shared Collateral (or any other assets) as among the Senior Priority Secured Parties, (c) otherwise change the relative rights of the Senior Priority Secured Parties in respect of the Shared Collateral as among such Senior Priority Secured Parties or (d) obligate Holdings, the Borrower or any other Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the First Lien Credit Agreement or any other Senior Priority Debt Document or any Second Priority Debt Document.

Section 8.21.                          Survival of Agreement.  All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 8.22.                          ABL/Term Intercreditor Agreement and Designated Senior Priority Representative as Senior Priority Representative

(a)                        Notwithstanding anything herein to the contrary, (i) the Liens and security interests granted to any Senior Priority Representative or any Second Priority Representative pursuant to any Senior Priority Collateral Document or any Second

Priority Collateral Document, as the case may be, and (ii) the exercise of any right or remedy by any Senior Priority Representative (including in the capacity as the Designated Senior Priority Representative) or any Second Priority Representative (including in the capacity as the Designated Second Priority Representative) hereunder or thereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Shared Collateral, are subject to the provisions of the ABL/Term Intercreditor Agreement. As between the ABL Secured Parties (as defined in the ABL/Term Intercreditor Agreement), on the one hand, and the Senior Priority Secured Parties and the Second Priority Secured Parties, on the other hand, in the event of any conflict between the terms of the ABL/Term Intercreditor Agreement and the terms of this Agreement, the terms of the ABL/Term Intercreditor Agreement shall govern; provided that nothing in the ABL/Term Intercreditor Agreement shall affect the relative rights of the Senior Priority Secured Parties and the Second Priority Secured Parties relative to each other.

(b)                   Without limiting the foregoing, the parties hereto agree and acknowledge that, as among themselves, until the earlier of (x) the Discharge of Senior Priority Obligations and (y) the occurrence of the Second Priority Enforcement Date, and except to the extent expressly provided for herein, the Designated Senior Priority Representative shall have the exclusive right under the ABL/Term Intercreditor Agreement (A) to take any actions with respect to (or to consent to the taking of any actions with respect to) the Shared Collateral as are provided for in the ABL/Term Intercreditor Agreement, and (B) to exercise all rights, powers and remedies with respect to the Shared Collateral as are provided for in the ABL/Term Intercreditor Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as First Lien Administrative Agent,

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ Michael D’onofrio
	Name:	Michael D’onofrio
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Second Lien Administrative Agent,

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ Michael D’onofrio
	Name:	Michael D’onofrio
	Title:	Authorized Signatory

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

GYP HOLDINGS III CORP.

By:	/s/ Justin de La Chapelle
	Name:	Justin de La Chapelle
	Title:	Vice President and Assistant Secretary

GYP HOLDINGS II CORP.

By:	Justin de La Chapelle
	Name:	Justin de La Chapelle
	Title:	Vice President and Assistant Secretary

GYPSUM MANAGEMENT AND SUPPLY, INC., as Grantor

By:	/s/ G. Michael Callahan, Jr.
	Name:	G. Michael Callahan, Jr.
	Title:	President

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

1.	Capitol Building Supply, Inc.
2.	Capitol Interior Products, Inc.
3.	Capitol Materials of Savannah, Inc.
4.	Capitol Materials, Incorporated
5.	Carter Hardware Company
6.	Chaparral Materials, Inc.
7.	Cherokee Building Materials of OKC, Inc.
8.	Cherokee Building Materials, Inc.
9.	Coastal Interior Products, Inc.
10.	Colonial Materials of Fayetteville, Inc.
11.	Colonial Materials, Inc.
12.	Commercial Interior Products, Inc.
13.	Commonwealth Building Materials, Inc.
14.	Cowtown Materials, Inc.
15.	Eastex Materials, Inc.
16.	Gator Gypsum, Inc.
17.	GMS Strategic Solutions, Inc.
18.	GTS Drywall Supply Company
19.	Hill Country Materials, Inc.
20.	Lone Star Materials, Inc.
21.	Longhorn Building Materials, Inc.
22.	Missouri Drywall Supply, Inc.
23.	Pioneer Materials West, Inc.
24.	Pioneer Materials, Inc.
25.	Rio Grande Building Materials, Inc.
26.	Rocket Installation, Inc.
27.	Rocky Top Materials, Inc.
28.	State Line Building Supply, Inc.
29.	Sun Valley Interior Supply, Inc.
30.	Tamarack Materials Dakota, Inc.
31.	Tamarack Materials Northland, Inc.
32.	Tamarack Materials of Rochester, Inc.
33.	Tamarack Materials, Inc.
34.	Tejas Materials, Inc.
35.	Tool Source Warehouse, Inc.
36.	Tucker Acoustical Products, Inc.
37.	Tucker Materials of Columbia, Inc.
38.	Tucker Materials of Myrtle Beach, Inc.
39.	Tucker Materials, Inc.
40.	Wildcat Materials, Inc.

By:	/s/ G. Michael Callahan, Jr.
	Name:	G. Michael Callahan, Jr.
	Title:	Vice President

[Signature Page to the First Lien/Second Lien Intercreditor Agreement]

SCHEDULE I

Grantors

1.              GYP Holdings II Corp.

2.              GYP Holdings III Corp.

3.              Capitol Building Supply, Inc.

4.              Capitol Interior Products, Inc.

5.              Capitol Materials of Savannah, Inc.

6.              Capitol Materials, Incorporated

7.              Carter Hardware Company

8.              Chaparral Materials, Inc.

9.              Cherokee Building Materials of OKC, Inc.

10.       Cherokee Building Materials, Inc.

11.       Coastal Interior Products, Inc.

12.       Colonial Materials of Fayetteville, Inc.

13.       Colonial Materials, Inc.

14.       Commercial Interior Products, Inc.

15.       Commonwealth Building Materials, Inc.

16.       Cowtown Materials, Inc.

17.       Eastex Materials, Inc.

18.       Gator Gypsum, Inc.

19.       GMS Strategic Solutions, Inc.

20.       GTS Drywall Supply Company

21.       Gypsum Management and Supply, Inc.

22.       Hill Country Materials, Inc.

23.       Lone Star Materials, Inc.

24.       Longhorn Building Materials, Inc.

25.       Missouri Drywall Supply, Inc.

26.       Pioneer Materials West, Inc.

27.       Pioneer Materials, Inc.

28.       Rio Grande Building Materials, Inc.

29.       Rocket Installation, Inc.

30.       Rocky Top Materials, Inc.

31.       State Line Building Supply, Inc.

32.       Sun Valley Interior Supply, Inc.

33.       Tamarack Materials Dakota, Inc.

34.       Tamarack Materials Northland, Inc.

35.       Tamarack Materials of Rochester, Inc.

36.       Tamarack Materials, Inc.

37.       Tejas Materials, Inc.

38.       Tool Source Warehouse, Inc.

39.       Tucker Acoustical Products, Inc.

40.       Tucker Materials of Columbia, Inc.

41.       Tucker Materials of Myrtle Beach, Inc.

42.       Tucker Materials, Inc.

43.       Wildcat Materials, Inc.

ANNEX I

[FORM OF] SUPPLEMENT NO. [  ] dated as of [           ], 20[     ] to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of April 1, 2014 (the “First Lien/Second Lien Intercreditor Agreement”), among GYP HOLDINGS II CORP., a Delaware corporation (or any successor thereof, “Holdings”), GYP HOLDINGS III CORP., a Delaware corporation (the “Borrower”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), Credit Suisse AG or any successor thereof, as Administrative Agent under the First Lien Credit Agreement, Credit Suisse AG or any successor thereof, as Administrative Agent under the Second Lien Credit Agreement, and the additional Representatives from time to time a party thereto.

A.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

B.                                    The Grantors have entered into the First Lien/Second Lien Intercreditor Agreement. Pursuant to the First Lien Credit Agreement, certain Additional Senior Priority Debt Documents and certain Second Priority Debt Documents, certain newly acquired or organized Subsidiaries of the Borrower are required to enter into the First Lien/Second Lien Intercreditor Agreement.  Section 8.07 of the First Lien/Second Lien Intercreditor Agreement provides that such Subsidiaries may become party to the First Lien/Second Lien Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the First Lien Credit Agreement, the Second Priority Debt Documents and Additional Senior Priority Debt Documents.

Accordingly, the Designated Senior Priority Representative and the New Grantor agree as follows:

Section 1.                                           In accordance with Section 8.07 of the First Lien/Second Lien Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the First Lien/Second Lien Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Grantor. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

Section 2.                                           The New Grantor represents and warrants to the Designated Senior Priority Representative and each other Secured Party that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 3.                                           This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4.                                           Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.

Section 5.                                          THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.                                           In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.                                           All communications and notices hereunder shall be in writing and given as provided in Section 8.10 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as specified in the First Lien/Second Lien Intercreditor Agreement.

Section 8.                                           The Borrower agrees to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the New Grantor, and the Designated Senior Priority Representative have duly executed this Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],

By:
Name:
Title:

Acknowledged by:

[ ], as Designated Senior Priority Representative,

By:
Name:
Title:

[ ], as Designated Second Priority Representative,

By:
Name:
Title:

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [ ] dated as of [ ], 20[ ] to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of April 1, 2014 (the “First Lien/Second Lien Intercreditor Agreement”), among  GYP HOLDINGS III CORP., a Delaware corporation (the “Borrower”), GYP HOLDINGS II CORP., a Delaware corporation (or any successor thereof, “Holdings”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), Credit Suisse AG or any successor thereof, as Administrative Agent under the First Lien Credit Agreement, Credit Suisse AG or any successor thereof, as Administrative Agent under the Second Lien Credit Agreement, and the additional Representatives from time to time a party thereto.

A.                                    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

B.                                    As a condition to the ability of the Borrower, Holdings or any other Grantor to incur one or more series or classes of Additional Second Priority Debt and to secure such Additional Second Priority Debt with the Second Priority Lien and to have such Additional Second Priority Debt guaranteed by the Grantors on a subordinated basis, in each case under and pursuant to the Second Priority Collateral Documents, the Additional Second Priority Representative in respect of such Additional Second Priority Debt is required to become a Representative under, and such Additional Second Priority Debt and the Additional Second Priority Secured Parties in respect thereof are required to become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement. Section 8.09 of the First Lien/Second Lien Intercreditor Agreement provides that such Additional Second Priority Representative may become a Representative under, and such Additional Second Priority Debt and such Additional Second Priority Secured Parties may become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement, pursuant to the execution and delivery by the Additional Second Priority Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the First Lien/Second Lien Intercreditor Agreement. The undersigned Additional Second Priority Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Priority Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated Senior Priority Representative and the New Representative agree as follows:

Section 1.                                           In accordance with Section 8.09 of the First Lien/Second Lien Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Additional Second Priority Debt and Additional Second Priority Secured Parties become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Additional Second Priority Secured Parties, hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement

applicable to it as a Second Priority Representative and to the Additional Second Priority Secured Parties that it represents as Second Priority Secured Parties. Each reference to a “Representative” or “Second Priority Representative” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

Section 2.                                           The New Representative represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that (a) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (b) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (c) the Second Priority Debt Documents relating to such Additional Second Priority Debt provide that, upon the New Representative’s entry into this Agreement, the Additional Second Priority Secured Parties in respect of such Additional Second Priority Debt will be subject to and bound by the provisions of the First Lien/Second Lien Intercreditor Agreement as Second Priority Secured Parties.

Section 3.                                           This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

Section 4.                                           Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.

Section 5.                                          THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.                                           In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.                                           All communications and notices hereunder shall be in writing and given as provided in Section 8.10 of the First Lien/Second Lien Intercreditor Agreement.

All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

Section 8.                                           The Borrower agrees to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the New Representative and the Designated Senior Priority Representative have duly executed this Representative Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

[ ], as Designated Senior Priority Representative,

By:
Name:
Title:

Acknowledged by:

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

THE GRANTORS LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

ANNEX III

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [  ] dated as of [     ], 20[  ] to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of April 1, 2014 (the “First Lien/Second Lien Intercreditor Agreement”), among GYP HOLDINGS II CORP., a Delaware corporation (or any successor thereof, “Holdings”), GYP HOLDINGS III CORP., a Delaware corporation (the “Borrower”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), Credit Suisse AG or any successor thereof, as Administrative Agent under the First Lien Credit Agreement, Credit Suisse AG or any successor thereof, as Administrative Agent under the Second Lien Credit Agreement, and the additional Representatives from time to time a party thereto.

A.                                    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

B.                                    As a condition to the ability of the Borrower, Holdings or any other Grantor to incur one or more series or classes of Additional Senior Priority Debt after the date of the First Lien/Second Lien Intercreditor Agreement and to secure such Additional Senior Priority Debt with the Senior Lien and to have such Additional Senior Priority Debt guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Senior Priority Collateral Documents, the Additional Senior Priority Representative in respect of such Additional Senior Priority Debt is required to become a Representative under, and such Additional Senior Priority Debt and the Additional Senior Secured Parties in respect thereof are required to become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement. Section 8.09 of the First Lien/Second Lien Intercreditor Agreement provides that such Additional Senior Priority Representative may become a Representative under, and such Additional Senior Priority Debt and such Additional Senior Secured Parties may become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement, pursuant to the execution and delivery by the Additional Senior Priority Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the First Lien/Second Lien Intercreditor Agreement. The undersigned Additional Senior Priority Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Priority Debt Documents and the Second Priority Debt Documents.

Accordingly, the Designated Senior Priority Representative and the New Representative agree as follows:

Section 1.                                           In accordance with Section 8.09 of the First Lien/Second Lien Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Additional Senior Priority Debt and Additional Senior Secured Parties become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Additional Senior Secured Parties, hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement applicable to it as a Senior Priority Representative and to the Additional Senior Secured Parties that it represents as Senior Priority Secured Parties. Each reference to a “Representative” or “Senior Priority Representative” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

Section 2.                                           The New Representative represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that (a) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (b) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (c) the Senior Priority Debt Documents relating to such Additional Senior Priority Debt provide that, upon the New Representative’s entry into this Agreement, the Additional Senior Secured Parties in respect of such Additional Senior Priority Debt will be subject to and bound by the provisions of the First Lien/Second Lien Intercreditor Agreement as Senior Priority Secured Parties.

Section 3.                                           This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

Section 4.                                           Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.

Section 5.                                          THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.                                           In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.                                           All communications and notices hereunder shall be in writing and given as provided in Section 8.10 of the First Lien/Second Lien Intercreditor Agreement.

All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

Section 8.                                           The Borrower agrees to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the New Representative and the Designated Senior Priority Representative have duly executed this Representative Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

[ ], as Designated Senior Priority Representative,

By:
Name:
Title:

Acknowledged by:

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

THE GRANTORS LISTED ON SCHEDULE I HERETO

By:
Name:
Title: